Exhibit 10.41
                                                   January 29, 1996
Ms. Lisa Y. Brown
Vice President
The Bank of New York, as Agent
10990 Wilshire Blvd., Suite 1700
Los Angeles, CA  90024

Dear Lisa:

   Pursuant to Section 11.12 of the Revolving Credit Agreement dated as of March 31, 1994 among Health Care Property Investors, Inc., certain Banks as indicated in the Revolving Credit Agreement and The Bank of New York as agent, we would request that all banks that are party to the agreement extend the Termination Date of the Agreement by one calendar year to March 31, 1999. Please indicate your agreement to such one year extension by signing the two enclosed copies of this letter and sending both original copies to The Bank of New York prior to February 28, 1996. Please do not hesitate to call me if you need any additional information.

                                  Yours sincerely,
                                  /s/ Dev Ghose
                                  ------------------------------------
                                  Dev Ghose
                                  Senior Vice President-Finance and Treasurer

Agreement to extend Termination Date by one calendar year to March 31, 1999.

The Bank of New York                     Long-Term Credit Bank of Japan, Ltd.

By:  /s/  Lisa Y. Brown                  By:  /s/ Yutaka Kamisawa
     ---------------------                    -------------------------
Its:  Vice President                     Its: Deputy General Manager
      ---------------------                   -------------------------

                                                   January 29, 1996

Ms. Lisa Y. Brown
Vice President
The Bank of New York, as Agent
10990 Wilshire Blvd., Suite 1700
Los Angeles, CA  90024
Dear Lisa:

          Pursuant to Section 11.12 of the Revolving Credit Agreement dated as of March 31, 1994 among Health Care Property Investors, Inc., certain Banks as indicated in the Revolving Credit Agreement and The Bank of New York as agent, we would request that all banks that are party to the agreement extend the Termination Date of the Agreement by one calendar year to March 31, 1999. Please indicate your agreement to such one year extension by signing the two enclosed copies of this letter and sending both original copies to The Bank of New York prior to February 28, 1996. Please do not hesitate to call me if you need any additional information.

                                 Yours sincerely,
                                 /s/ Dev Ghose
                                 --------------------------
                                 Dev Ghose
                                 Senior Vice President-Finance and Treasurer

Agreement to extend Termination Date by one calendar year to March 31, 1999.

The Bank of New York                          Sanwa Bank of California

By:   /s/  Lisa Y. Brown                      By:  /s/  John Marder
     ----------------------                        ---------------------
Its:  Vice President                          Its: Vice President
      ---------------------                        ---------------------

                                                   January 29, 1996
Ms. Lisa Y. Brown
Vice President
The Bank of New York, as Agent
10990 Wilshire Blvd., Suite 1700
Los Angeles, CA  90024
Dear Lisa:

          Pursuant to Section 11.12 of the Revolving Credit Agreement dated a of March 31, 1994 among Health Care Property Investors, Inc., certain Banks as indicated in the Revolving Credit Agreement and The Bank of New York as agent, we would request that all banks that are party to the agreement extend the Termination Date of the Agreement by one calendar year to March 31, 1999. Please indicate your agreement to such one year extension by signing the two enclosed copies of this letter and sending both original copies to The Bank of New York prior to February 28, 1996. Please do not hesitate to call me if you need any additional information.

                                    Yours sincerely,
                                    /s/ Dev Ghose
                                    --------------------------
                                    Dev Ghose
                                    Senior Vice President-Finance and Treasurer

Agreement to extend Termination Date by one calendar year to March 31, 1999.

The Bank of New York                    Kredietbank NV

By: /s/ Lisa Y. Brown                   By:  /s/  Katherine S. McCarthy
    --------------------------               -----------------------
                                        By:  /s/  Robert Snauffer
                                             -----------------------
Its:  Vice President                    Its: Vice President
       -----------------------               -----------------------
                                        Its: Vice President
                                             -----------------------

                                                   January 29, 1996

Ms. Lisa Y. Brown
Vice President
The Bank of New York, as Agent
10990 Wilshire Blvd., Suite 1700
Los Angeles, CA  90024

Dear Lisa:
          Pursuant to Section 11.12 of the Revolving Credit Agreement dated as of March 31, 1994 among Health Care Property Investors, Inc., certain Banks as indicated in the Revolving Credit Agreement and The Bank of New York as agent, we would request that all banks that are party to the agreement extend the Termination Date of the Agreement by one calendar year to March 31, 1999. Please indicate your agreement to such one year extension by signing the two enclosed copies of this letter and sending both original copies to The Bank of New York prior to February 28, 1996. Please do not hesitate to call me if you need any additional information.

                                Yours sincerely,
                                /s/ Dev Ghose
                                --------------------------
                                Dev Ghose
                                Senior Vice President-Finance and Treasurer

Agreement to extend Termination Date by one calendar year to March 31, 1999.

The Bank of New York                     NationsBank

By: /s/ Lisa Y. Brown                    By: /s/ Brad W. DeSpain
    --------------------                 ------------------------
Its: Vice President                      Its: Vice President
     --------------------                -------------------------

                                                   January 29, 1996

Ms. Lisa Y. Brown
Vice President
The Bank of New York, as Agent
10990 Wilshire Blvd., Suite 1700
Los Angeles, CA  90024

Dear Lisa:
          Pursuant to Section 11.12 of the Revolving Credit Agreement dated as of March 31, 1994 among Health Care Property Investors, Inc., certain Banks as indicated in the Revolving Credit Agreement and The Bank of New York as agent, we would request that all banks that are party to the agreement extend the Termination Date of the Agreement by one calendar year to March 31, 1999. Please indicate your agreement to such one year extension by signing the two enclosed copies of this letter and sending both original copies to The Bank of New York prior to February 28, 1996. Please do not hesitate to call me if you need any additional information.

                                  Yours sincerely,
                                  /s/ Dev Ghose
                                  --------------------------
                                  Dev Ghose
                                  Senior Vice President-Finance and Treasurer

Agreement to extend Termination Date by one calendar year to March 31, 1999.

The Bank of New York                     Bank of Hawaii

By: /s/ Lisa Y. Brown                    By: /s/ Susan McCarthy
    ----------------------               ------------------------
Its: Vice President                      Its: Assistant Vice President
     ----------------------                   ------------------------

                                                   January 29, 1996


Ms. Lisa Y. Brown
Vice President
The Bank of New York, as Agent
10990 Wilshire Blvd., Suite 1700
Los Angeles, CA  90024
Dear Lisa:
          Pursuant to Section 11.12 of the Revolving Credit Agreement dated as of March 31, 1994 among Health Care Property Investors, Inc., certain Banks as indicated in the Revolving Credit Agreement and The Bank of New York as agent, we would request that all banks that are party to the agreement extend the Termination Date of the Agreement by one calendar year to March 31, 1999. Please indicate your agreement to such one year extension by signing the two enclosed copies of this letter and sending both original copies to The Bank of New York prior to February 28, 1996. Please do not hesitate to call me if you need any additional information.

                                    Yours sincerely,
                                    /s/ Dev Ghose
                                    --------------------------
                                    Dev Ghose
                                    Senior Vice President-Finance and Treasurer

Agreement to extend Termination Date by one calendar year to March 31, 1999.

The Bank of New York                      Wells Fargo Bank

By: /s/ Lisa Y. Brown                     By: /s/ Brian O'Melveny
    ------------------------                  --------------------------
Its:  Vice President                      Its: Vice President
     ------------------------                 ---------------------------

                                                   January 29, 1996

Ms. Lisa Y. Brown
Vice President
The Bank of New York, as Agent
10990 Wilshire Blvd., Suite 1700
Los Angeles, CA  90024

Dear Lisa:

          Pursuant to Section 11.12 of the Revolving Credit Agreement dated as of March 31, 1994 among Health Care Property Investors, Inc., certain Banks as indicated in the Revolving Credit Agreement and The Bank of New York as agent, we would request that all banks that are party to the agreement extend the Termination Date of the Agreement by one calendar year to March 31, 1999. Please indicate your agreement to such one year extension by signing the two enclosed copies of this letter and sending both original copies to The Bank of New York prior to February 28, 1996. Please do not hesitate to call me if you need any additional information.

                                Yours sincerely,
                                /s/ Dev Ghose
                                --------------------------
                                Dev Ghose
                                Senior Vice President-Finance and Treasurer

Agreement to extend Termination Date by one calendar year to March 31, 1999.

The Bank of New York

By:  /s/  Lisa Y. Brown
     ---------------------------
Its:  Vice President
     ---------------------------